SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                               -------------------
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 20, 2003
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                      Access Solutions International, Inc.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        000-28920                                    050426298
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(Commission file number)            (IRS Employer Identification Number)


                    850 Main Street, East Greenwich, RI 02818
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-885-5544
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Items 2, 5.   Acquisition or Disposition of Assets; Other Events.
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         On March 20, 2003, Access Solutions International, Inc. (the "Company")
signed an agreement (the "Note Agreement") with Paperclip Software, Inc., a Delaware corporation ("Paperclip"), in which Paperclip agreed to pay the Company $101,382 in cash as payment in full under the promissory note of Paperclip held by the Company (the "Note"). The original principal amount of the Note was
$405,530,   and  the  principal  amount   outstanding  on  March  20,  2003  was
approximately $135,176. The Note was originally payable in monthly instalments through December 2003. In connection with the Note Agreement, the Company agreed to terminate the security agreement securing payments on the Note.

         On the same date, March 20, 2003, the Company entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with William Weiss (the "Purchaser"), who is the Chief Executive Officer of Paperclip, in which the Purchaser purchased from the Company 3,649,543 shares of Series A Preferred Stock, par value $0.01 per share, of Paperclip. The purchase price for the shares was $106,986.

         The descriptions of the Note Agreement and the Stock Purchase Agreement do not purport to be complete and are qualified entirely by reference to the terms of those agreements, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits.

         Exhibit Number            Description
         ----------------------    --------------

         Exhibit 99.1 Agreement dated as of March 20, 2003, by and between Paperclip Software, Inc. and Access Solutions International, Inc.

         Exhibit 99.2 Stock Purchase Agreement dated as of March 20, 2003, by and between Access Solutions International, Inc. and William Weiss.




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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Access Solutions International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ACCESS SOLUTIONS INTERNATIONAL, INC.


                          By:      /s/  Thomas E. Gardner
                                   ----------------------
                                   Thomas E. Gardner
                                   Chairman and Treasurer

Dated:  March 21, 2003

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


                                  Exhibit Index

         Exhibit Number            Description
         ----------------------    --------------

         Exhibit 99.1 Agreement dated as of March 20, 2003, by and between Paperclip Software, Inc. and Access Solutions International, Inc.

         Exhibit 99.2 Stock Purchase Agreement dated as of March 20, 2003, by and between Access Solutions International, Inc. and William Weiss.












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